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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                USG Corporation
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                (Name of Registrant as Specified in Its Charter)
                                USG Corporation
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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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                                  May 8, 2000

VIA FACSIMILE

Ms. Linda Selbach
Proxy Manager
Barclay Global Investors N.A.
45 Fremont Street
San Francisco, CA 94105

Dear Ms. Selbach:

     This will confirm our conversation today. As you know, under USG's Charter and by-laws which were instituted in 1985, the Hakatak proposal to amend the Corporation's by-laws regarding USG Shareholder Rights Plan requires the affirmative vote of 80% of the outstanding shares in order to prevail.

     As I indicated, the views of our shareholders are very important to our management and Board. We always consider the views of our shareholders and if a majority of shares are voted in favor of Hakatak's proposal, we would ask our Board to consider whether it would be appropriate to amend or redeem our Rights Plan in light of that vote. I obviously cannot predict at this time how that question would be resolved, but I can assure you that we would listen to our shareholders and their views would be important to us.

     I hope this addresses your concerns. If you have questions or would like to discuss this further, please do not hesitate to call me.

                              Sincerely,

                              /s/ Richard H. Fleming

                              Richard H. Fleming